June 6, 1997







On May 28, the Securities and Exchange Commission (SEC) issued a press release saying they were instituting proceedings against the Trustees of the Parnassus Fund and Parnassus Investments (PI), its investment adviser. The SEC staff said that the Trustees and PI overvalued the shares of a company called Margaux, Inc. from December of 1990 to January of 1993. They further maintain that the fund made a loan of $100,000 to Margaux on April 28, 1989, that violated the Fund's investment policies of not making loans. Finally, the SEC charged that Parnassus Investments used credits from brokerage commissions known as "soft dollars" to purchase $67,000 worth of computer equipment that PI used for transfer agent and fund accounting work. Investment regulations allow the use of soft dollars, but the SEC maintains that these soft dollar credits were not permissible. Because of press reports about these SEC charges, I wanted to write shareholders a letter giving some background.

First of all, I would like to say that we think there is no merit to any of these charges. Although the SEC staff has tried to get us to settle these charges, we have chosen not to do so because we don't think we have done anything wrong. We have chosen to accept the bad publicity created by the SEC's accusations and fight the agency in a trial-like hearing. I would like to talk to you about all three charges: the valuation of Margaux, the loan to Margaux and the soft dollars.

Regarding valuation, Margaux was delisted from the NASDAQ stock market on August 30, 1990. This meant that there was no real market for the company's stock so the Trustees had to value the stock according to fair value. The last quote on NASDAQ was 34.4 cents a share and we left the stock at that level because we thought that that was an accurate assessment of the company's fair value.

The SEC implies that we should have marked Margaux's shares down to very low values because of isolated, nonrepresentative trades. We disagree with the SEC's contention. We felt, based upon our analysis of Margaux's business, that marking down the price to unrealistically low levels on the basis of a few shares traded would hurt shareholders and would not be representative of Margaux's fair value.

Our decision proved to be a wise one. Margaux was sold to another company called Dover Diversified in 1995 for 27 cents a share -- far above the low prices the SEC wanted us to use.

After Margaux went into Chapter 11 reorganization, the Fund invested $100,000 in Margaux in the form of a convertible debenture. The company needed money for working capital and we thought it would be a good investment since the company had a lot of value and we could convert our $100,000 into stock. The Fund's investment policies state that we can invest in "convertible debt securities" and the Margaux investment was a convertible debt security. However, Margaux's Chapter 11 reorganization plan had to be approved by the court so our investment had to be confirmed by the court to be convertible. Since some months lapsed between the time we put up the $100,000 and the time we got court confirmation of convertibility, the SEC is claiming that the investment was a loan and not an equity investment. (The Fund does not make loans.) In my view, the SEC is making a highly technical argument that is wrong. Both Margaux and the Fund knew the investment was convertible debt and we had to act quickly to get the working capital to the company. In the final analysis, the court confirmed the convertibility and we did quite well on the investment. We acquired the stock for 6.7 cents a share and sold it for 27 cents.

The final issue is soft dollars. Parnassus Investments used soft dollars to purchase computer hardware and software to use in the Fund's transfer agent and fund accounting functions as well as for research. The SEC agrees that our use of soft dollars for research was justified, but not for accounting or transfer agent work. I disclosed to the independent Trustees that we were using soft dollars to purchase computers and software. PI receives a fee from the Fund for providing transfer agent and fund accounting services and PI reduced the fee it would otherwise charge to compensate for the use of soft dollars. In this way, we saved the Fund and the shareholders money by keeping our fees low. The SEC maintained that PI was getting a benefit from the soft dollars that should not be allowed. We disagreed with the SEC, but because of the controversy, PI paid the Fund $67,000 in cash to resolve the issue. The payment was made almost two years ago.

We think the SEC is out of line in pursuing these charges. The dollar amounts are small and the costs of litigating will undoubtedly be greater than what could be arrived at in settlement. However, the issue is one of principle. Should the government be second guessing the good faith business decisions of your Trustees and Fund Manager? We are confident in our position. Undoubtedly there will be many twists and turns before resolution of this matter. In the meantime, I wanted to give the shareholders some background on the issues. A hearing will be scheduled for later this year and we'll give you a report as soon as we know the outcome.




                                                     Yours truly,


                                                     Jerome L. Dodson
                                                     President

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